UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September30,

Date of reporting period:	September 30, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset High Income Opportunity Fund Inc. (HIO)

ANNUAL REPORT

SEPTEMBER 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset High Income Opportunity Fund Inc.

Annual Report • September 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	20

	Statement of Operations	21

	Statements of Changes in Net Assets	22

	Financial Highlights	23

	Notes to Financial Statements	24
Fund Objective
The Fund’s primary	Report of Independent Registered Public Accounting Firm	29
investment objective is to seek
high current income. Capital	Financial Data	30
appreciation is a secondary
objective.	Additional Information	31

	Annual Chief Executive Officer and Chief Financial Officer Certifications	35

	Dividend Reinvestment Plan	36

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended September 30, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The advance estimate for third quarter GDP growth was 3.9%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

At the end of October 2007, after the reporting period concluded, the Fed again cut rates, reducing the federal funds rate from 4.75% to 4.50%.

Western Asset High Income Opportunity Fund Inc.	I

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended September 30, 2007, two-year Treasury yields fell from 4.71% to 3.97%. Over the same period, 10-year Treasury yields moved from 4.64% to 4.59%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.14%.

Despite weakness late in the fiscal year, the high-yield bond market generated positive results over the 12-month period ended September 30, 2007. During that time, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index[v] returned 7.62% and the Citigroup High Yield Market Indexvi returned 7.66%. With interest rates relatively low, demand for higher-yielding bonds, overall, remained solid. The high-yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 7.51% during

II	Western Asset High Income Opportunity Fund Inc.

the reporting period. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cut supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

During the fiscal year, the Board of Directors of Western Asset High Income Opportunity Fund Inc. approved certain changes to the Fund’s non-fundamental investment policies recommended by Fund management. These changes, which are further described below, are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address developments in the market, although the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

On May 17, 2007, the Board of Directors approved, to be effective June 1, 2007, changes to the non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments. The Fund may use a variety of derivative instruments for investment purposes as well as for hedging or risk management purposes. Previously, the Fund had been limited to the use of derivative instruments for hedging and risk management purposes only. The use of derivative instruments is intended to provide Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and opportunity to seek to achieve the Fund’s investment objectives. Derivatives are financial instruments the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges or in individually negotiated transactions with other parties (these are known as “over the counter” derivatives). Investors should note that

Western Asset High Income Opportunity Fund Inc.	III

derivatives can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance.

Also effective June 1, 2007, the Fund changed its benchmark from the Citigroup High Yield Market Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. In the opinion of Western Asset, this change provides for a broader, more effective benchmark index for the Fund and a more accurate reflection of the portfolio strategies with which the Fund is managed.

Additionally, on August 15, 2007, the Board of Directors approved, to be effective September 17, 2007, changes to the Fund’s non-fundamental investment policies relating to the credit ratings of the securities, as well as the types of securities in which the Fund may invest, under ordinary market conditions and during periods of adverse market conditions.

As a result of these changes, the Fund is no longer subject to the non-fundamental investment policy that prohibited the Fund from investing more than 10% of its assets in fixed-income securities rated lower than B by more than one rating agency. Securities rated below B are well below investment grade, have considerable uncertainty as to timely payment of principal and interest and may be in default. Issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. Securities rated below B are considered speculative and, compared to higher-rated securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments and greater susceptibility

IV	Western Asset High Income Opportunity Fund Inc.

to negative market sentiments leading to depressed prices and decrease in liquidity.

In addition, the Fund, subject to any non-fundamental investment policies in effect, is now able to invest in dollar rolls. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage and are considered borrowing by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

The Board of Directors also approved amended non-fundamental investment policies providing that, during times when, in the judgment of Western Asset, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interest of the Fund’s stockholders, as a temporary defensive strategy, the subadviser may employ alternative strategies, including investment of all of the Fund’s assets in securities rated investment grade by any nationally recognized statistical rating organization, or in unrated securities of comparable quality.

Western Asset High Income Opportunity Fund Inc.	V

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

November 2, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

VI	Western Asset High Income Opportunity Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the preceding twelve months, we have seen some significant changes in the market. At the beginning of the period, the economy was experiencing robust growth and the market was focused on inflation and was debating whether or not the Federal Reserve Board (“Fed”)i would need to raise short-term interest rates. Toward the end of the period, the economy seemed to be faltering and market participants were focusing on the prospects for future growth in light of the weakened housing market. During this time, investor expectations seemed to swing from one extreme to the other. As the fiscal year ended, concerns were clearly focused on the risks associated with slower growth and what the Fed’s next move would be after it lowered interest rates in mid-September 2007.

These market conditions and concerns arose from the subprime mortgage market. While representing only a small fraction of the fixed-income markets, the disruptions in this sector (higher than expected default experience) reverberated throughout all sectors of the fixed-income markets.

Performance Review

For the 12 months ended September 30, 2007, Western Asset High Income Opportunity Fund Inc. returned 7.29% based on its net asset value (“NAV”)ii and 10.37% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s new unmanaged benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexiii, and its former unmanaged benchmark, the Citigroup High Yield Market Indexiv, returned 7.62% and 7.66%, respectively, for the same period. The Fund’s Lipper High Current Yields Closed-End Funds Category Averagev returned -1.33% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.56 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2007 (unaudited)

Price Per Share	12-Month Total Return

$7.03 (NAV)	7.29%
$6.47 (Market Price)	10.37%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	1

Q.    What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the fiscal year, the Fund’s overweight to CCC-rated securities and underweight to BB-rated securities enhanced results. From a sector perspective, overweights in wireless, capital goods and media/cable bonds were positive contributors to performance. In addition, an underweight to the technology sector was beneficial to the Fund’s relative performance.

What were the leading detractors from performance?

A. Overall, individual issue selection detracted from results during the fiscal year. In terms of sectors, underweights in basic industry and consumer non-cyclicals were a drag on the Fund’s relative results.

Q.    Were there any significant changes to the Fund during the reporting period?

A. Although there were no significant changes to the Fund’s positioning over the period, there were changes to the non-fundamental investment policies, as described in the Letter from the Chairman. These changes, noted under “Special Shareholder Notices,” are intended to provide the Investment Management team with additional flexibility to meet the Fund’s investment objectives. The team requested that the Fund’s benchmark be changed to an index that more closely reflects the manner in which the Fund’s portfolio is managed to provide a more useful measure of the Fund’s comparative performance. The team also requested additional authority to use derivatives to give the manager another tool to pursue the Fund’s investment objectives in a more efficient manner. To date, the manager has not exercised this additional authority.

Looking for Additional Information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 16, 2007

2	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

iii

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

[v]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

4	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007)

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Face Amount	Security	Value
CORPORATE BONDS & NOTES — 93.1%
Aerospace & Defense — 1.8%
$995,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$987,538
	DRS Technologies Inc., Senior Subordinated Notes:
850,000	6.625% due 2/1/16	843,625
1,405,000	7.625% due 2/1/18	1,440,125
	Hawker Beechcraft Acquisition Co.:
3,395,000	Senior Notes, 8.875% due 4/1/15 (a)(b)	3,428,950
485,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	497,125
	L-3 Communications Corp., Senior Subordinated Notes:
700,000	7.625% due 6/15/12	719,250
1,460,000	5.875% due 1/15/15	1,408,900
	Total Aerospace & Defense	9,325,513
Airlines — 2.3%
	Continental Airlines Inc.:
1,010,000	Notes, 8.750% due 12/1/11	974,650
	Pass-Through Certificates:
308,312	8.312% due 4/2/11	301,739
930,000	7.339% due 4/19/14	871,698
3,950,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	4,147,500
	United Airlines Inc., Pass-Through Certificates:
1,045,000	6.831% due 9/1/08	1,212,200
2,268,135	7.811% due 10/1/09	2,665,059
962,968	8.030% due 7/1/11	1,127,517
460,000	6.932% due 9/1/11	542,367
	Total Airlines	11,842,730
Auto Components — 1.2%
1,820,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,492,400
5,490,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	4,858,650
	Total Auto Components	6,351,050
Automobiles — 1.6%
505,000	Ford Motor Co., Debentures, 8.900% due 1/15/32	419,150
	General Motors Corp.:
1,330,000	Notes, 7.200% due 1/15/11	1,273,475
	Senior Debentures:
1,350,000	8.250% due 7/15/23	1,188,000
4,000,000	8.375% due 7/15/33	3,525,000
2,125,000	Senior Notes, 7.125% due 7/15/13	1,955,000
	Total Automobiles	8,360,625

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	5

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Building Products — 1.7%
$695,000	Ainsworth Lumber Co., Ltd., Senior Notes, 7.250% due 10/1/12	$479,550
	Associated Materials Inc.:
6,245,000	Senior Discount Notes, step bond to yield 8.968% due 3/1/14	3,965,575
225,000	Senior Subordinated Notes, 9.750% due 4/15/12	229,500
1,125,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	981,563
5,060,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.409% due 3/1/14	3,137,200
	Total Building Products	8,793,388
Capital Markets — 0.3%
	E*TRADE Financial Corp., Senior Notes:
855,000	7.375% due 9/15/13	803,700
875,000	7.875% due 12/1/15	813,750
	Total Capital Markets	1,617,450
Chemicals — 1.9%
2,745,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	2,525,400
800,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	856,000
	Lyondell Chemical Co.:
455,000	6.875% due 6/15/17	495,950
	Senior Notes:
725,000	8.000% due 9/15/14	801,125
595,000	8.250% due 9/15/16	673,838
130,000	Senior Secured Notes, 10.500% due 6/1/13	140,400
1,440,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	1,533,600
2,870,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	2,511,250
494,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	471,770
	Total Chemicals	10,009,333
Commercial Banks — 1.2%
500,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	510,550
4,000,000	First Data Corp., 7.96% due 10/15/14 (c)	3,840,000
	TuranAlem Finance BV, Bonds:
1,530,000	8.250% due 1/22/37 (a)	1,296,675
470,000	8.250% due 1/22/37 (a)	411,250
	Total Commercial Banks	6,058,475
Commercial Services & Supplies — 2.7%
2,705,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	2,718,525
2,580,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	2,605,800
525,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (a)	513,187
4,100,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	4,264,000
2,150,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	2,279,000
1,645,000	Rental Services Corp., 9.500% due 12/1/14	1,579,200
	Total Commercial Services & Supplies	13,959,712

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Communications Equipment — 0.5%
$3,140,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	$2,621,900
Consumer Finance — 4.6%
1,655,000	AmeriCredit Corp., Senior Notes, 8.500% due 7/1/15 (a)	1,472,950
	Ford Motor Credit Co.:
	Notes:
925,000	7.875% due 6/15/10	904,748
2,535,000	9.810% due 4/15/12 (d)	2,626,090
1,140,000	7.000% due 10/1/13	1,031,434
	Senior Notes:
1,037,000	10.944% due 6/15/11 (d)	1,058,873
2,245,000	9.875% due 8/10/11	2,275,685
1,190,000	8.110% due 1/13/12 (d)	1,125,445
1,140,000	8.000% due 12/15/16	1,068,158
	General Motors Acceptance Corp.:
8,300,000	Bonds, 8.000% due 11/1/31	8,164,395
4,660,000	Notes, 6.875% due 8/28/12	4,375,433
	Total Consumer Finance	24,103,211
Containers & Packaging — 1.2%
2,790,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	2,776,050
2,745,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	2,834,213
955,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	993,200
725,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	4,531
	Total Containers & Packaging	6,607,994
Diversified Consumer Services — 0.5%
	Education Management LLC/Education Management Finance Corp.:
1,175,000	Senior Notes, 8.750% due 6/1/14	1,210,250
50,000	Senior Subordinated Notes, 10.250% due 6/1/16	52,000
1,225,000	Service Corp. International, Debentures, 7.875% due 2/1/13	1,269,498
	Total Diversified Consumer Services	2,531,748
Diversified Financial Services — 2.6%
1,085,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	995,488
1,250,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	1,225,000
2,891,000	JPMorgan Chase London, zero coupon bond to yield 9.312% due 11/8/07 (a)	2,898,835
1,810,000	Leucadia National Corp., Senior Unsecured Notes, 8.125% due 9/15/15	1,830,362
500,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	472,500
1,390,000	Residential Capital Corp., Notes, 6.375% due 6/30/10	1,154,374
	Residential Capital LLC:
105,000	8.190% due 4/17/09 (a)(d)	73,631
1,835,000	Senior Notes, 7.500% due 6/1/12	1,487,724

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	7

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Diversified Financial Services — 2.6% (continued)
$1,305,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	$1,278,900
495,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	464,063
870,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 14.875% due 10/1/15	654,675
765,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	745,875
	Total Diversified Financial Services	13,281,427
Diversified Telecommunication Services — 7.0%
725,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	703,250
385,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	338,800
	Citizens Communications Co.:
160,000	7.050% due 10/1/46	131,600
2,185,000	Senior Notes, 7.875% due 1/15/27	2,141,300
1,555,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (c)(e)(f)	0
	Hawaiian Telcom Communications Inc.:
220,000	Senior Notes, 10.860% due 5/1/13 (d)	223,850
480,000	Senior Subordinated Notes, 12.500% due 5/1/15	520,800
	Intelsat Bermuda Ltd.:
2,035,000	9.250% due 6/15/16	2,121,488
3,745,000	Senior Notes, 11.250% due 6/15/16	4,030,556
720,000	Intelsat Corp., Senior Notes, 9.000% due 8/15/14	745,200
570,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	562,875
	Level 3 Financing Inc.:
3,210,000	9.250% due 11/1/14	3,177,900
420,000	9.150% due 2/15/15 (d)	402,150
2,200,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	2,332,000
1,240,000	PAETEC Holding Corp., Senior Note, 9.500% due 7/15/15 (a)	1,246,200
	Qwest Communications International Inc., Senior Notes:
500,000	9.058% due 2/15/09 (d)	507,500
740,000	7.500% due 2/15/14	752,950
945,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	987,525
4,245,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	3,523,350
	Virgin Media Finance PLC, Senior Notes:
1,015,000	8.750% due 4/15/14	1,045,450
2,842,000	9.125% due 8/15/16	2,962,785
4,195,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	4,666,937
2,990,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	3,203,038
	Total Diversified Telecommunication Services	36,327,504
Electric Utilities — 1.0%
705,406	Midwest Generation LLC, Pass-Through Certificates, 8.560% due 1/2/16	754,785
2,350,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	2,585,000
2,335,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (a)	2,019,775
	Total Electric Utilities	5,359,560

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
$575,000	Senior Notes, 9.500% due 10/15/15	$537,625
1,240,000	Senior Secured Notes, 7.875% due 10/15/14	1,198,150
	Total Electronic Equipment & Instruments	1,735,775
Energy Equipment & Services — 2.0%
2,305,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	3,077,221
1,900,000	Complete Production Services Inc., 8.000% due 12/15/16	1,888,125
740,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	747,400
625,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	643,750
60,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	68,126
3,270,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	3,859,195
	Total Energy Equipment & Services	10,283,817
Food & Staples Retailing — 0.3%
1,506,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	1,801,593
Food Products — 0.5%
	Dole Food Co. Inc., Senior Notes:
2,025,000	7.250% due 6/15/10	1,923,750
575,000	8.875% due 3/15/11	563,500
	Total Food Products	2,487,250
Gas Utilities — 0.5%
2,890,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes,
	6.875% due 12/15/13	2,832,200
Health Care Equipment & Supplies — 0.2%
1,130,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	1,045,250
Health Care Providers & Services — 5.7%
2,730,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)	2,818,725
	DaVita Inc.:
1,340,000	Senior Notes, 6.625% due 3/15/13	1,336,650
1,640,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,652,300
	HCA Inc.:
3,920,000	Debentures, 7.500% due 11/15/95	3,008,486
	Notes:
1,150,000	6.375% due 1/15/15	983,250
970,000	7.690% due 6/15/25	801,543
40,000	Senior Notes, 6.250% due 2/15/13	35,500
	Senior Secured Notes:
1,640,000	9.250% due 11/15/16 (a)	1,746,600
2,985,000	9.625% due 11/15/16 (a)(b)	3,193,950
2,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,721,813

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	9

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Health Care Providers & Services — 5.7% (continued)
	Tenet Healthcare Corp., Senior Notes:
$1,875,000	6.375% due 12/1/11	$1,650,000
4,250,000	7.375% due 2/1/13	3,623,125
1,190,000	9.875% due 7/1/14	1,094,800
	Universal Hospital Services Inc., Secured Notes:
1,990,000	8.500% due 6/1/15 (a)(b)	1,980,050
530,000	8.759% due 6/1/15 (a)(d)	530,000
2,450,000	US Oncology Holdings Inc., Senior Notes, 10.759% due 3/15/12 (a)(b)(d)	2,192,750
	Total Health Care Providers & Services	29,369,542
Hotels, Restaurants & Leisure — 5.0%
2,425,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	1,709,625
1,325,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	1,356,469
1,450,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	1,384,750
800,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15 (a)(c)	780,000
1,095,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,133,325
1,055,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15 (a)	994,337
2,625,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	2,165,625
2,515,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	2,665,900
2,150,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,090,875
700,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	691,250
	MGM MIRAGE Inc.:
1,130,000	Notes, 6.750% due 9/1/12	1,117,287
	Senior Notes:
360,000	7.500% due 6/1/16	359,550
1,805,000	7.625% due 1/15/17	1,795,975
225,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	222,469
1,050,000	Outback Steakhouse Inc., Senior Notes, 10.000% due 6/15/15 (a)	934,500
520,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	529,100
2,290,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	2,524,725
555,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	507,825
	Snoqualmie Entertainment Authority, Senior Secured Notes:
545,000	9.063% due 2/1/14 (a)(d)	532,737
430,000	9.125% due 2/1/15 (a)	425,700
	Station Casinos Inc.:
	Senior Notes:
80,000	6.000% due 4/1/12	76,400
1,865,000	7.750% due 8/15/16	1,855,675
	Senior Subordinated Notes:
135,000	6.875% due 3/1/16	118,125
165,000	6.625% due 3/15/18	139,013
	Total Hotels, Restaurants & Leisure	26,111,237

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Household Durables — 2.1%
$200,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	$195,000
1,140,000	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	1,132,356
1,950,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	1,896,375
	K Hovnanian Enterprises Inc., Senior Notes:
2,440,000	7.500% due 5/15/16	1,952,000
715,000	8.625% due 1/15/17	593,450
1,385,000	KB Home, 7.750% due 2/1/10	1,319,213
1,790,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,807,900
2,210,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.128% due 9/1/12	1,989,000
	Total Household Durables	10,885,294
Household Products — 0.3%
1,235,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,268,963
300,000	Yankee Acquisition Corp., 9.750% due 2/15/17	285,000
	Total Household Products	1,553,963
Independent Power Producers & Energy Traders — 4.5%
1,035,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	1,016,885
	AES Corp.:
1,855,000	Senior Notes, 9.500% due 6/1/09	1,938,475
470,000	Senior Secured Notes, 9.000% due 5/15/15 (a)	495,850
	Dynegy Holdings Inc.:
2,090,000	Senior Debentures, 7.625% due 10/15/26	1,891,450
1,890,000	Senior Notes, 7.750% due 6/1/19 (a)	1,816,763
320,000	Dynegy Inc., 7.670% due 11/8/16	321,600
	Edison Mission Energy, Senior Notes:
295,000	7.500% due 6/15/13	303,850
1,670,000	7.750% due 6/15/16	1,736,800
1,400,000	7.200% due 5/15/19 (a)	1,386,000
1,490,000	7.625% due 5/15/27 (a)	1,445,300
	Mirant Mid Atlantic LLC:
964,551	10.060% due 12/30/28	1,147,816
500,936	Pass-Through Certificates, 9.125% due 6/30/17	554,786
1,920,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,958,400
	NRG Energy Inc., Senior Notes:
500,000	7.250% due 2/1/14	502,500
6,120,000	7.375% due 2/1/16	6,150,600
165,000	7.375% due 1/15/17	165,413
520,000	TXU Corp., Senior Notes, 6.500% due 11/15/24	419,380
	Total Independent Power Producers & Energy Traders	23,251,868
Insurance — 0.1%
455,000	Crum & Forster Holdings Corp., Senior Notes, 7.750% due 5/1/17	434,525

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	11

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Internet & Catalog Retail — 0.1%
$635,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	$606,425
IT Services — 0.8%
	SunGard Data Systems Inc.:
775,000	Senior Notes, 9.125% due 8/15/13	809,875
3,270,000	Senior Subordinated Notes, 10.250% due 8/15/15	3,433,500
	Total IT Services	4,243,375
Leisure Equipment & Products — 0.2%
1,015,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	888,125
Machinery — 0.1%
730,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	730,000
Media — 9.3%
2,810,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	2,964,550
415,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	444,050
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
1,075,000	Senior Accreting Notes, 12.125% due 1/15/15	1,010,500
4,220,000	Senior Notes, 11.750% due 5/15/14	3,924,600
4,350,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	4,426,125
2,570,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	2,640,675
540,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	520,425
850,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	819,187
1,690,000	CMP Susquehanna Corp., 9.875% due 5/15/14	1,580,150
	CSC Holdings Inc.:
	Senior Debentures:
80,000	8.125% due 8/15/09	81,600
225,000	7.625% due 7/15/18	216,000
	Senior Notes:
1,025,000	7.875% due 12/15/07	1,028,844
1,320,000	8.125% due 7/15/09	1,346,400
840,000	7.625% due 4/1/11	846,300
760,000	6.750% due 4/15/12	735,300
683,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, 12.125% due 11/15/12	730,810
1,416,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	1,513,350
	EchoStar DBS Corp., Senior Notes:
1,150,000	6.625% due 10/1/14	1,158,625
2,950,000	7.125% due 2/1/16	3,045,875
2,575,000	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	2,528,949
1,330,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	1,333,325
2,630,000	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11	2,728,625

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Media — 9.3% (continued)
	ION Media Networks Inc.:
$622,500	11.000% due 7/31/13	$504,225
465,000	Senior Secured Notes, 11.610% due 1/15/13 (a)(d)	475,463
1,100,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	1,067,000
	R.H. Donnelley Corp.:
1,475,000	Senior Discount Notes, 6.875% due 1/15/13	1,401,250
	Senior Notes:
2,675,000	8.875% due 1/15/16	2,738,531
240,000	8.875% due 10/15/17 (a)	244,800
500,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	533,750
255,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	262,429
1,060,000	Sun Media Corp., 7.625% due 2/15/13	1,046,750
	TL Acquisitions Inc.:
1,080,000	Senior Notes, 10.500% due 1/15/15 (a)	1,071,900
1,790,000	Senior Subordinated Notes, step bond to yield 13.249% due 7/15/15 (a)	1,458,850
575,000	Univision Communications Inc., Senior Notes, 9.750% due 3/15/15 (a)(b)	563,500
1,250,000	XM Satellite Radio Inc., Senior Notes, 9.856% due 5/1/13 (d)	1,240,625
	Total Media	48,233,338
Metals & Mining — 3.4%
6,320,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	6,920,400
1,490,000	Metals USA Holdings Corp., Senior Notes, 11.360% due 7/1/12 (a)(b)(d)	1,393,150
3,720,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	3,980,400
1,800,000	Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (a)(b)(d)	1,683,000
1,995,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,935,150
1,695,000	Tube City IMS Corp., 9.750% due 2/1/15	1,665,337
	Total Metals & Mining	17,577,437
Multiline Retail — 1.5%
	Dollar General Corp.:
1,825,000	Senior Notes, 10.625% due 7/15/15 (a)	1,724,625
2,150,000	Senior Subordinated Notes, 11.875% due 7/15/17 (a)(b)	1,881,250
	Neiman Marcus Group Inc.:
1,230,000	Senior Notes, 9.000% due 10/15/15 (b)	1,316,100
2,495,000	Senior Subordinated Notes, 10.375% due 10/15/15	2,732,025
	Total Multiline Retail	7,654,000
Oil, Gas & Consumable Fuels — 9.0%
2,652,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	2,711,670
	Chesapeake Energy Corp., Senior Notes:
2,845,000	6.625% due 1/15/16	2,845,000
140,000	6.500% due 8/15/17	136,850
1,180,000	6.250% due 1/15/18	1,144,600
570,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	589,950
1,614,622	Corral Finans AB, 10.360% due 4/15/10 (a)(b)(d)	1,541,964

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	13

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Oil, Gas & Consumable Fuels — 9.0% (continued)
	El Paso Corp., Medium-Term Notes:
$690,000	7.800% due 8/1/31	$703,996
6,275,000	7.750% due 1/15/32	6,403,274
	Enterprise Products Operating LP:
425,000	7.034% due 1/15/68	390,002
1,310,000	Junior Subordinated Notes, 8.375% due 8/1/66	1,348,446
2,935,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,935,000
1,905,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,838,325
	Mariner Energy Inc., Senior Notes:
940,000	7.500% due 4/15/13	916,500
555,000	8.000% due 5/15/17	545,288
1,175,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	1,189,688
1,115,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	1,181,900
	Petroplus Finance Ltd.:
630,000	6.750% due 5/1/14 (a)	607,950
1,150,000	Senior Note, 7.000% due 5/1/17 (a)	1,098,250
	Pogo Producing Co., Senior Subordinated Notes:
60,000	7.875% due 5/1/13	62,400
2,040,000	6.875% due 10/1/17	2,060,400
2,905,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	2,854,162
100,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	97,500
1,905,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	1,909,762
1,325,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	1,281,937
1,275,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	1,230,375
	Williams Cos. Inc.:
	Notes:
2,580,000	7.875% due 9/1/21	2,818,650
3,780,000	8.750% due 3/15/32	4,370,625
1,825,000	Senior Notes, 7.625% due 7/15/19	1,964,156
	Total Oil, Gas & Consumable Fuels	46,778,620
Paper & Forest Products — 2.0%
	Abitibi-Consolidated Co. of Canada, Senior Notes:
1,645,000	6.000% due 6/20/13	1,159,725
1,115,000	8.375% due 4/1/15	816,737
	Abitibi-Consolidated Inc.:
	Debentures:
1,270,000	7.400% due 4/1/18	869,950
560,000	8.850% due 8/1/30	389,200
180,000	Notes, 7.750% due 6/15/11	139,500
	Appleton Papers Inc.:
125,000	Senior Notes, 8.125% due 6/15/11	124,063
2,650,000	Senior Subordinated Notes, 9.750% due 6/15/14	2,656,625

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Paper & Forest Products — 2.0% (continued)
	NewPage Corp.:
$2,355,000	Senior Secured Notes, 11.606% due 5/1/12 (d)	$2,543,400
985,000	Senior Subordinated Notes, 12.000% due 5/1/13	1,061,337
715,000	Verso Paper Holdings LLC, 9.125% due 8/1/14	740,025
	Total Paper & Forest Products	10,500,562
Pharmaceuticals — 0.8%
4,760,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	4,022,200
Real Estate Investment Trusts (REITs) — 0.5%
75,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	71,063
535,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	371,825
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
610,000	6.500% due 6/1/16	603,900
1,405,000	6.750% due 4/1/17	1,408,512
	Total Real Estate Investment Trusts (REITs)	2,455,300
Real Estate Management & Development — 0.8%
1,270,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	1,009,650
4,395,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)	3,329,213
	Total Real Estate Management & Development	4,338,863
Road & Rail — 1.9%
2,570,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	2,704,925
	Hertz Corp.:
725,000	Senior Notes, 8.875% due 1/1/14	750,375
4,870,000	Senior Subordinated Notes, 10.500% due 1/1/16	5,283,950
	Kansas City Southern de Mexico, Senior Notes:
470,000	7.625% due 12/1/13 (a)	461,775
520,000	7.375% due 6/1/14 (a)	509,600
370,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	376,012
	Total Road & Rail	10,086,637
Semiconductors & Semiconductor Equipment — 0.4%
1,920,000	Freescale Semiconductor Inc., 8.875% due 12/15/14	1,862,400
Software — 0.2%
1,370,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	1,209,025
Specialty Retail — 0.7%
	AutoNation Inc., Senior Notes:
660,000	7.360% due 4/15/13 (d)	633,600
345,000	7.000% due 4/15/14	331,200
1,500,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,357,500
365,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	390,550
1,120,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14 (a)	1,153,600
	Total Specialty Retail	3,866,450

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	15

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
Textiles, Apparel & Luxury Goods — 1.2%
	Levi Strauss & Co., Senior Notes:
$1,680,000	9.750% due 1/15/15	$1,772,400
1,680,000	8.875% due 4/1/16	1,738,800
3,350,000	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14	2,688,375
	Total Textiles, Apparel & Luxury Goods	6,199,575
Thrifts & Mortgage Finance — 1.0%
5,500,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	4,950,000
Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:
385,000	8.500% due 5/15/12 (a)	379,225
1,130,000	11.000% due 5/15/12	1,206,275
	Total Tobacco	1,585,500
Trading Companies & Distributors — 1.3%
1,140,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	1,130,025
3,175,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	3,111,500
2,390,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	2,425,850
	Total Trading Companies & Distributors	6,667,375
Transportation Infrastructure — 0.6%
	Saint Acquisition Corp., Secured Notes:
945,000	13.308% due 5/15/15 (a)(d)	647,325
3,725,000	12.500% due 5/15/17 (a)	2,514,375
	Total Transportation Infrastructure	3,161,700
Wireless Telecommunication Services — 3.4%
760,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (a)	779,000
	Rural Cellular Corp.:
2,040,000	Senior Secured Notes, 8.250% due 3/15/12	2,126,700
1,490,000	Senior Subordinated Notes, 8.621% due 6/1/13 (a)(d)	1,534,700
	Sprint Capital Corp.:
5,550,000	Notes, 8.750% due 3/15/32	6,381,739
3,250,000	Senior Notes, 6.875% due 11/15/28	3,145,113
3,700,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)	3,754,020
	Total Wireless Telecommunication Services	17,721,272
	TOTAL CORPORATE BONDS & NOTES (Cost — $489,195,082)	484,282,113
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
9,956,016	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (c)(e)(f)* (Cost — $10,684,307)	0

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security	Value
CONVERTIBLE NOTE — 0.1%
Diversified Financial Services — 0.1%
$570,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $570,000)	$669,038

TERM LOANS — 2.0%
Auto Components — 0.4%
2,250,000	Allison Transmission, Term Loan B, 8.540% due 8/7/14	2,188,125
Containers & Packaging — 0.3%
1,500,000	Berry Plastics Corp., Senior Term Loan, 11.970% due 6/15/14 (d)	1,365,000
Oil, Gas & Consumable Fuels — 1.1%
4,500,000	SandRidge Energy, Term Loan, 8.625% due 4/1/15 (d)	4,455,000
1,500,000	Stallion Oilfield Services, 10.165% due 7/31/12 (d)	1,462,500
	Total Oil, Gas & Consumable Fuels	5,917,500
Trading Companies & Distributors — 0.2%
1,000,000	Penhall International Corp., Term Loan, 12.824% due 4/1/12 (a)(d)	1,020,000
	TOTAL TERM LOANS (Cost — $10,573,139)	10,490,625

SOVEREIGN BONDS — 1.4%
Brazil — 0.4%
	Federative Republic of Brazil:
1,018,000	11.000% due 8/17/40	1,362,847
640,000	Collective Action Securities, Notes, 8.000% due 1/15/18	715,520
	Total Brazil	2,078,367
Russia — 1.0%
4,666,550	Russian Federation, 7.500% due 3/31/30 (a)	5,226,536
	TOTAL SOVEREIGN BONDS (Cost — $7,093,442)	7,304,903

Shares
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
4,660,992	Home Interiors & Gifts Inc. (c)(f)*	46,610
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
73,499	Aurora Foods Inc. (c)(f)*	0
MATERIALS — 0.0%
Chemicals — 0.0%
1	Pliant Corp. (c)(f)*	0

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	17

Schedule of Investments (September 30, 2007) (continued)

Shares	Security	Value
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares (c)(f)*	$0
20,125	Pagemart Wireless (c)(f)*	201
	TOTAL TELECOMMUNICATION SERVICES	201
	TOTAL COMMON STOCKS (Cost — $2,167,617)	46,811

CONVERTIBLE PREFERRED STOCKS — 0.2%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
3,111	Chesapeake Energy Corp., 6.250% (Cost — $781,633)	884,302

PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.3%
Automobiles — 0.3%
	Ford Motor Co.:
39,400	8.000%	705,708
1,600	Series F, 7.550%	28,496
900	General Motors Corp., 7.250%	16,443
	General Motors Corp.:
44,000	Senior Notes, 7.375%	839,053
400	Senior Notes, 7.375%	7,500
	Total Automobiles	1,597,200
Media — 0.0%
4	ION Media Networks Inc., Series B, 12.000%	35,482
	TOTAL CONSUMER DISCRETIONARY	1,632,682
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
3,400	Preferred Plus, Series FRD-1, 7.400%	59,568
8,400	Saturns, Series F 2003-5, 8.125%	157,668
	TOTAL FINANCIALS	217,236
	TOTAL PREFERRED STOCKS (Cost — $1,692,537)	1,849,918

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Warrants	Security	Value
WARRANTS — 0.0%
1,705	Cybernet Internet Services International Inc., Expires 7/1/09 (a)(c)(f)*	$0
1,555	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(c)(f)*	0
1,185	IWO Holdings Inc., Expires 1/15/11 (a)(c)(f)*	0
1,000	Jazztel PLC, Expires 7/15/10 (a)(c)(f)*	0
1,765	Merrill Corp., Class B Shares, Expires 5/1/09 (a)(c)(f)*	0
3,510	Viasystems Group Inc., Expires 1/12/10 (c)(f)*	0
	TOTAL WARRANTS (Cost — $623,616)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $523,381,373)	505,527,710

Face Amount
SHORT-TERM INVESTMENT — 2.0%
Repurchase Agreement — 2.0%
$10,323,000	Morgan Stanley repurchase agreement dated 9/28/07, 4.900% due 10/1/07; Proceeds at maturity — $10,327,215; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/26/07; Market value — $10,533,005) (Cost — $10,323,000)	10,323,000

	TOTAL INVESTMENTS — 99.2% (Cost — $533,704,373#)	515,850,710
	Other Assets in Excess of Liabilities — 0.8%	4,000,189
	TOTAL NET ASSETS — 100.0%	$519,850,899

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2007.
(e)	Security is currently in default.
(f)	Illiquid security.
#	Aggregate cost for federal income tax purposes is $535,021,933.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	19

Statement of Assets and Liabilities (September 30, 2007)

ASSETS:
Investments, at value (Cost — $533,704,373)	$515,850,710
Cash	588
Dividends and interest receivable	11,859,826
Receivable for securities sold	2,592,775
Other Receivables	289,606
Prepaid expenses	40,656
Total Assets	530,634,161
LIABILITIES:
Payable for securities purchased	10,240,630
Investment management fee payable	338,365
Deferred compensation payable	24,433
Directors’ fees payable	9,918
Accrued expenses	169,916
Total Liabilities	10,783,262
Total Net Assets	$519,850,899

NET ASSETS:
Par value ($0.001 par value; 73,927,179 shares issued and outstanding; 500,000,000 shares authorized)	$73,927
Paid-in capital in excess of par value	840,585,911
Undistributed net investment income	1,914,803
Accumulated net realized loss on investments	(304,870,079)
Net unrealized depreciation on investments	(17,853,663)
Total Net Assets	$519,850,899

Shares Outstanding	73,927,179
Net Asset Value	$7.03

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended September 30, 2007)

INVESTMENT INCOME:
Interest	$44,714,898
Dividends	272,153
Total Investment Income	44,987,051
EXPENSES:
Investment management fee (Note 2)	4,283,988
Directors’ fees	74,098
Stock exchange listing fees	50,351
Legal fees	46,501
Audit and tax	35,721
Shareholder reports	21,297
Insurance	11,312
Custody fees	4,173
Transfer agent fees	793
Miscellaneous expenses	12,289
Total Expenses	4,540,523
Less: Fee waivers and/or expense reimbursements (Note 2)	(9,215)
Net Expenses	4,531,308
Net Investment Income	40,455,743
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	6,000,875
Change in Net Unrealized Appreciation/Depreciation From Investments	(11,732,306)
Net Loss on Investments	(5,731,431)
Increase in Net Assets From Operations	$34,724,312

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	21

Statements of Changes in Net Assets (For the years ended September 30,)

	2007	2006
OPERATIONS:
Net investment income	$ 40,455,743	$ 39,956,801
Net realized gain	6,000,875	13,277,404
Change in net unrealized appreciation/depreciation	(11,732,306)	(18,369,684)
Increase in Net Assets From Operations	34,724,312	34,864,521
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(41,273,544)	(37,259,298)
Decrease in Net Assets From Distributions to Shareholders	(41,273,544)	(37,259,298)
Decrease in Net Assets	(6,549,232)	(2,394,777)
NET ASSETS:
Beginning of year	526,400,131	528,794,908
End of year *	$ 519,850,899	$ 526,400,131

* Includes undistributed net investment income of:	$1,914,803	$1,915,999

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2007(1)		2006(1)	2005(1)		2004(1)	2003(1)
Net Asset Value, Beginning of Year	$ 7.12		$ 7.15	$ 7.28		$ 7.08	$ 6.10
Income (Loss) From Operations:
Net investment income	0.55		0.54	0.52		0.56	0.63
Net realized and unrealized gain (loss)	(0.08)		(0.07)	(0.10)		0.24	1.03
Total Income From Operations	0.47		0.47	0.42		0.80	1.66
Less Distributions From:
Net investment income	(0.56)		(0.50)	(0.55)		(0.57)	(0.61)
Return of capital	—		—	—		(0.03)	(0.07)
Total Distributions	(0.56)		(0.50)	(0.55)		(0.60)	(0.68)
Net Asset Value, End of Year	$ 7.03		$ 7.12	$ 7.15		$ 7.28	$ 7.08
Market Price, End of Year	$ 6.47		$ 6.37	$ 6.29		$ 6.83	$ 7.09
Total Return Based on NAV(2)(3)	7.29%		7.98%	6.69	%(4)	12.05%	28.67%
Total Return, Based on Market Price(3)	10.37%		9.82%	0.04%		4.97%	31.00%
Net Assets, End of Year (millions)	$520		$526	$529		$538	$523
Ratios to Average Net Assets:
Gross expenses	0.85	%(5)	0.90%	1.25%		1.26%	1.28%
Net expenses	0.85	(5)(6)	0.90 (6)	1.25		1.26	1.28
Net investment income	7.55		7.62	7.07		7.73	9.46
Portfolio Turnover Rate	56%		65%	22%		31%	37%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	23

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated

24	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions of the Fund’s net investment income, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Losses
(a)	$816,605	$(816,605)

(a)  Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage-backed securities treated as capital gains for tax purposes, and book/tax differences in the treatment of consent fees.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective October 9, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services for the Fund relating to currency transactions and investments in non-dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

For the year ended September 30, 2007, LMPFA reimbursed the Fund for expenses amounting to $9,215 for a portion of non-recurring payments due to directors.

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	25

Notes to Financial Statements (continued)

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of September 30, 2007, the Fund had accrued $24,433 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended September 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 295,035,745
Sales	292,511,091

At September 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 14,733,868
Gross unrealized depreciation	(33,905,091)
Net unrealized depreciation	$ (19,171,223)

4.  Dividends Subsequent to September 30, 2007

On August 16, 2007, the Fund’s Board declared two dividends, each in the amount of $0.0460 per share, payable on October 26, 2007 and November 30, 2007 to shareholders of record on October 19, 2007 and November 23, 2007, respectively.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2007	2006
Distributions Paid From: Ordinary Income	$41,273,544	$37,259,298

26	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

As of September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,938,803
Capital loss carryforward*	(303,083,227)
Other book/tax temporary differences(a)	(493,292)
Unrealized appreciation/(depreciation)(b)	(19,171,223)
Total accumulated earnings/(losses) — net	$(320,808,939)

*    During the taxable year ended September 30, 2007, the Fund utilized $5,734,974 of its capital loss carryover available from prior years. As of September 30, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2008	$(27,749,619)
9/30/2009	(69,256,717)
9/30/2010	(141,417,884)
9/30/2011	(62,116,725)
9/30/2012	(2,542,282)
$(303,083,227)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, and book/tax differences in the treatment of consent fees.

6.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”), the former investment adviser and administrator to various closed-end funds, including the Fund, that the staff was considering recommending administrative proceedings against it for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by High Income Opportunity Fund Inc., the name of the Fund prior to October 9, 2006, of the sources of distributions paid by the Funds between 2001 and 2004. SBFM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser. Salomon Brothers Asset Management Inc., a former affiliate of SBFM, consented to a similar order by the SEC.

7. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	27

Notes to Financial Statements (continued)

prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

28	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders
Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Opportunity Fund Inc. as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2007

Western Asset High Income Opportunity Fund Inc. 2007 Annual Report	29

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value(1)	Distribution Paid	Reinvestment Price

Fiscal Year 2006
October 25	$ 6.08	$ 7.08	$ 0.0420	$ 6.12
November 21	5.99	7.05	0.0420	6.10
December 27	6.04	7.08	0.0420	6.08
January 24	6.24	7.12	0.0420	6.25
February 21	6.23	7.13	0.0420	6.30
March 28	6.21	7.15	0.0420	6.26
April 25	6.12	7.14	0.0420	6.19
May 23	6.13	7.10	0.0420	6.20
June 27	5.98	6.95	0.0420	6.02
July 21	6.06	7.00	0.0420	6.18
August 18	6.26	7.04	0.0420	6.34
September 22	6.34	7.10	0.0420	6.39

Fiscal Year 2007
October 20	6.43	7.14	0.0440	6.47
November 17	6.49	7.24	0.0440	6.56
December 22	6.75	7.27	0.0643	6.84
January 19	6.85	7.34	0.0440	6.92
February 16	6.88	7.41	0.0440	6.96
March 23	6.87	7.37	0.0440	6.97
April 20	6.89	7.40	0.0450	6.92
May 18	6.96	7.42	0.0450	6.97
June 22	6.68	7.27	0.0460	6.70
July 20	6.28	7.09	0.0460	6.21
August 24	6.35	6.91	0.0460	6.37
September 21	6.50	7.01	0.0460	6.59

(1)As of record date.

30	Western Asset High Income Opportunity Fund Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eight Avenue, 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Formerly Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	21	None

Western Asset High Income Opportunity Fund Inc.	31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	21	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

32	Western Asset High Income Opportunity Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeship Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2007

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

Western Asset High Income Opportunity Fund Inc.	33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34	Western Asset High Income Opportunity Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Opportunity Fund Inc.	35

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock

36	Western Asset High Income Opportunity Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Western Asset High Income Opportunity Fund Inc.	37

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Western Asset High Income Opportunity Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	HIGH INCOME
Daniel P. Cronin	OPPORTUNITY FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, NY 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners Fund
Jeswald W. Salacuse	Advisor, LLC

OFFICERS	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer	Western Asset Management
Company Limited
Kaprel Ozsolak
Chief Financial Officer	CUSTODIAN
and Treasurer	State Street Bank and Trust
Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Thomas C. Mandia	TRANSFER AGENT
Assistant Secretary	American Stock Transfer &
Trust Company
Steven Frank	59 Maiden Lane
Controller	New York, New York 10038

Robert I. Frenkel	INDEPENDENT
Secretary and	REGISTERED PUBLIC
Chief Legal Officer	ACCOUNTING FIRM
KPMG, LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
HIO

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset High Income Opportunity Fund Inc. WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

American Stock Transfer & Trust Company 59 Malden Lane New York, New York 10038 ©2007 Legg Mason Investor Services, LLC Member FINRA, SIPC WASX010408 11/07 SR07-443

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2006 and September 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,000 in 2006 and $31,000 in 2007.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $6,000 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc. and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

(b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	116 registered investment companies with $116.4 billion in total assets under management	183 Other pooled investment vehicles with $199.8 billion in assets under management	1,114 Other accounts with $312 billion in total assets under management*

Stephen A. Walsh ‡	116 registered investment companies with $116.4 billion in total assets under management	183 Other pooled investment vehicles with $199.8 billion in assets under management	1,114 Other accounts with $312 billion in total assets under management*

Keith J. Gardner ‡	7 registered investment companies with $1.32 billion in total assets under management	6 Other pooled investment vehicles with $1.6 billion in assets under management	1 Other account with $14.4 million in total assets under management**

Michael Buchanan ‡	13 registered investment Companies with $7.8 billion in total assets Under management	5 Other pooled investment vehicles with $4.6 billion in assets under management	12 Other accounts with $1.15 billion in total assets under management

Detlev Schlichter ‡	2 registered investment Companies with $206 million in total assets Under management	23 Other pooled investment vehicles with $4.46 billion in assets under management	69 Other accounts with $26.8 billion in total assets under management***

*	Includes 98 accounts managed, totaling $34.2 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $14.4 million, for which advisory fee is performance based.
***	Includes 20 accounts managed, totaling $7.58 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Michael C. Buchanan	A
Detlev Schlichter	A
Keith J. Gardner	A

Dollar Range ownership is as follows:

A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 6, 2007